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                                                                   EXHIBIT 10.2




                                 ASSIGNMENT OF
                                CONTRACT OF SALE


         THIS ASSIGNMENT OF CONTRACT OF SALE ("Assignment"), is made as of this ____ day of February, 1998, by and between NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation ("Seller"), ALCU INVESTMENTS, LTD., a Texas limited partnership ("Buyer"), and AIP OPERATING, L.P., a Delaware limited partnership ("Assignee") (Seller, Buyer and Assignee are sometimes referred herein, collectively, as the "Parties"). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Contract of Sale (as such term is defined below).


                                    RECITALS


A. Seller and Buyer have entered into that certain Contract of Sale ("Contract of Sale"), dated as of November ____, 1997, for the sale of the property described in the Contract of Sale ("Property") located in the City of Richardson, County of Dallas, State of Texas and more particularly described on EXHIBIT A attached hereto.

B. The Parties desire to enter into this Assignment to, among other things, assign the Buyer's rights and interests in the Contract of Sale to Assignee and to evidence Assignee's assumption of Buyer's obligations and liabilities under the Contract of Sale.


                                  ASSIGNMENT:

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment of Contract of Sale. Buyer hereby assigns and transfers to Assignee all of Buyer's right, title, claim and interest in and to the Contract of Sale, the Property, and all sums paid or deposited into escrow or to Seller by Buyer in connection with the Contract of Sale.

2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Contract of Sale and accepts the foregoing assignment and assumes and agrees to perform all obligations of Buyer under the Contract of Sale, in accordance with the terms thereof.

3. Amendment to Contract of Sale. The Contract of Sale is hereby amended in the following manner:

                 (i) The term "Buyer" as used in the Contract of Sale is amended to mean Assignee.
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                 (ii)     All exhibits to the Contract of Sale, as so amended,
         shall be signed and delivered by Seller and Assignee in accordance with the terms of the Contract of Sale.

4. Ratification of Agreements. Except as expressly amended and modified under this Amendment, the Parties hereby ratify and affirm the terms and provisions of the Contract of Sale in their entirety.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.



         BUYER:                   ALCU INVESTMENTS, LTD.,
                                  a Texas limited partnership

                                  By:     FJM, Inc., a Texas corporation
                                          General Partner

                                          By: /s/ FRANK J. MACARI
                                             -----------------------------------
                                             Frank J. Macari
                                             President



         ASSIGNEE:               AIP OPERATING, L.P.,
                                 a Delaware limited partnership

                                 By:     AMERICAN INDUSTRIAL PROPERTIES REIT,
                                         a Texas real estate investment trust
                                         General Partner

                                         By: /s/ MARC A. SIMPSON
                                            ------------------------------------
                                         Name: Marc A. Simpson
                                              ----------------------------------
                                         Title: V.P.
                                               ---------------------------------



         SELLER:                  NATIONWIDE LIFE INSURANCE COMPANY,
                                  an Ohio corporation

                                  By: /s/ ROBERT H. McNAGHTEN
                                     -------------------------------------------
                                  Name: Robert H. McNaghten
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------




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ASSIGNMENT OF CONTRACT OF SALE
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